Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Boxwoods, Inc., for the year ending November 30, 2008, I, Richard Rosenblum, President, Chief Executive Officer, and Chief Financial Officer of the Company, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such yearly Report on Form 10-K for the year ending November 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such yearly Report on Form 10-K for the year ended November 30, 2008, fairly represents in all material respects, the financial condition and results of operations of Boxwoods, Inc.

Date: February 25, 2009

/s/ Richard Rosenblum
Richard Rosenblum
Chief Executive Officer
(principal executive officer and duly authorized officer) Chief Financial Officer(principal financial officer And duly authorized officer)